EXHIBIT 24

						 POWER OF ATTORNEY
					FOR EXECUTING FORM 3, 4, OR
5

	    Know all by these presents, that the undersigned hereby constitutes and appoints Michael R. McElwrath and/or Bruce N. Huff, and each of them, his true and lawful attorney-in-fact to:

	    (1)
Execute for and on behalf of the undersigned in the
			   undersigned's
capacity as an officer of Far East Energy
			   Corporation (the
"Company"), Forms 3, 4 and 5 in accordance
			   with Section 16(a) of
the Securities Exchange Act of 1934, as
			   amended, and the rules
thereunder;

	    (2)	 Do and perform any and all acts for and on
behalf of the
			   undersigned which may be necessary or desirable to
complete
			   and execute any such Form 3, 4, or 5, complete and execute

			   any amendment or amendments thereto, and file such with the

United States Securities and Exchange Commission and any
			   stock
exchange or similar authority; and

	    (3)	 Take any action of any
type whatsoever in connection with the
			   foregoing which, in the
opinion of such attorney-in-fact, may
			   be of benefit to, in the best
interest of, or legally
			   required by, the undersigned, it being
understood that the
			   documents executed by such attorney-in-fact on
behalf of the
			   undersigned pursuant to this Power of Attorney shall
be in
			   such form and shall contain such terms and conditions as such

			   attorney-in-fact may approve in such attorney-in-fact's

discretion.

	    The undersigned hereby grants to such
attorney-in-fact full power and
authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

	    This Power of
Attorney revokes any previous powers of attorney granted by me for any of the purposes set forth herein. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of March 2005.



										   /s/ Garry R. Ward

--------------------------
											  Garry R. Ward